January 31, 2001

Digital Teleport, Inc.
8112 Maryland Avenue, Suite 400
St. Louis, Missouri  63105

                                      Re:   $25,000,000 Senior Secured Revolving
                                            Credit Facility

Gentlemen:

                  Pursuant to the Second Amended and Restated  Agreement between
KLT Telecom Inc. ("Lender") and Richard D. Weinstein, Lender agreed to provide or arrange for a revolving credit facility for Digital Teleport, Inc. ("Borrower") in the amount of $25 million to be made available in 2001. While Lender is in the process of arranging for a third party to provide the Borrower with the required credit facility, Lender hereby agrees to make available a bridge senior secured revolving credit facility (the "Loan") to the Borrower on the terms and conditions set forth below and the additional terms, conditions and definitions set forth in Exhibit A attached hereto and incorporated by this reference herein, until such time as the permanent credit facility can be closed. This Commitment supersedes and replaces all prior offers and negotiations regarding the loan. A definitive loan agreement and certain ancillary documents, in form and substance acceptable to Lender, will incorporate the terms of this Commitment and will include representations, warranties, covenants, conditions precedent, events of default, indemnification and other provisions as are customary and appropriate for loans of this type (the "Loan Documents").

1.  Borrower:              Digital Teleport, Inc., a Missouri corporation

2.  Loan Terms:

        Principal          Up to Twenty-Five  Million Dollars  ($25,000,000)  at
        Amount:            any time.

        Interest Rate:     91/2% per annum.

        Amortization       The  Loan  borrowings,  includig  the  entire  unpaid
        And Maturity:      principal balance and accrued interest,  shall be due
                           and payable upon demand.

        Underwriting       Borrower  will  pay  all   out-of-pocket   costs  and
        Expenses:          expenses  incurred by Lender in  connection  with the
                           proposed Loan promptly upon Lender's submission of a statement to Borrower. This will include, but not be limited to, attorneys' fees and such other expenses and costs as Lender may incur or pay, including


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                           without  limitation,  lien search fees,  filing fees,
                           registration   and   recordation   fees   or   taxes,
                           inspection fees and appraisal costs. All fees and expenses incurred by Lender prior to Closing shall be paid by Lender as a condition to Closing and whether or not the transaction contemplated herein is closed. Fees and expenses incurred by Lender after Closing will be payable as specified in the Loan Documents.

        Post-Maturity      If the Loan is not fully paid upon demand, the entire
        Interest:          outstanding  Loan  balance  shall bear  interest at a
                           rate of three (3) percentage points in excess of the then applicable rate.

        Prepayment:        The Loan may be prepaid at any time,  without penalty
                           or premium.

        Transferability:   Prohibited without Lender's prior written consent.

        Use of Proceeds:   The proceeds of the Loan shall be used for Borrower's
                           working capital needs and for Borrower's general corporate purposes.

        Additional         The Loan Documents  evidencing the Loan shall contain
        Covenants:         covenants  customary  for this  type of  transaction,
                           including,  without  limitation,   certain  covenants
                           acceptable to the Lender and the Borrower, including,
                           without  limitation,  (i) the  following  affirmative
                           covenants:  maintenance of existence and  collateral,
                           payment of taxes and other  obligations,  maintenance
                           of  insurance,  preservation  of books  and  records,
                           inspection rights,  use of proceeds,  compliance with
                           laws,  and further  assurances and (ii) the following
                           negative   covenants:   restrictions   on  additional
                           indebtedness,            additional            liens,
                           dividends/distributions  (including  restrictions  on
                           preferred  distributions),  investments and advances,
                           sales of assets,  capital  expenditures,  mergers and
                           acquisitions,  business activities, transactions with
                           affiliates,    modification   of   certain   material
                           contracts,   ERISA  and  environmental   matters  and
                           accounting and fiscal year changes.

3.  Security:              The Loan will be secured by perfected  first priority
                           security  interests in and liens on all assets of the

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

                           Borrower, now owned and hereafter acquired, subject only to permitted liens agreed to by Lender and subject to necessary regulatory approvals (the "Collateral").

4.  Loan Commitment        The commitment of Lender to make the Loan will expire
    Expiration:            sixty  (60)  calendar  days  after  the  date of this
                           letter, and the Loan must be closed by that date. In the event the Loan is not closed by that date, all obligations of Lender under this Commitment shall cease.

5.  Additional             The  obligations  of Lender to make the Loan shall be
    Contingencies:         expressly contingent on the following conditions:

                           (a) Borrower delivering the most current financial statements regarding Borrower available prior to the date of Closing and certified financial statements annually thereafter. The financial statements provided shall be audited if available, but in any event shall be prepared in accordance with generally accepted accounting principles.

                           (b)      Lender's  satisfactory   inspection  of  the
                                    Collateral.

                           (c) Borrower executing and delivering all Loan Documents required by Lender.

                           (d) Lender's counsel's satisfactory review of the legality, validity, binding effect, and enforceability of all instruments, agreements, and documents used to effect and consummate the Loan and transactions herein contemplated.

                           (e) Borrower providing to Lender such evidence, reports and information as Lender may require concerning the Collateral, Borrower's ownership of the Collateral, the compliance of the Collateral with all laws, ordinances, regulations and legal requirements, and the necessary regulatory approvals for the pledge of the Collateral as security for the Loan.

                           (f) Lender's receipt of satisfactory evidence that the directors of the Borrower have approved the Loan; and all legal and other approvals for the Loan, including for the

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

                                    pledge of the Collateral to secure the Loan, have been obtained.

                           (g) Absence of injunction or temporary restraining order which, in the judgment of the Lender, would prohibit the making of the Loan; and absence of litigation which could reasonably be expected to result in any such prohibition or have a material adverse effect on the Borrower.

                           (h) Evidence satisfactory to the Lender that Lender has a first priority security interest in all Collateral, subject only to permitted liens to be agreed upon.

                           (i)      All  legal,   including   income  tax,   and
                                    regulatory matters shall be satisfactory to the Lender.

                           (j) No default or unmatured default or material adverse change or litigation shall exist or have arisen on or prior to the date of the closing of the Loan.

                           (k) Receipt by Lender of other customary closing documentation, including without limitation, legal opinions, applicable governmental and other approvals certificates of existence, lien/bankruptcy/judgment searches, all in acceptable form and substance.

6. Closing:                The  place,  date  and  time  of  the  execution  and
                           delivery of all documents evidencing or relating to the Loan and the effective date of such documents
                           (the "Closing") shall be as soon as possible after Borrower obtains the necessary regulatory approvals for the pledge of the Collateral to secure the Loan and shall be at the sole option of Lender and Lender's counsel. If no other place is specified, such Closing shall be at the offices of Stinson, Mag
                           & Fizzell,  P.C., 1201 Walnut, Kansas City, Missouri.
                           The Closing shall occur no later than the expiration date of this Commitment specified above in item 4.

7.  Commitment             Unless this  Commitment  is accepted by Borrower  and
    Acceptance:            received  by Lender,  prior to 5:00 p.m.,  prevailing
                           time in Kansas  City,  Missouri,  not later  than ten
                           (10) business days after the date of this letter, the obligation of Lender to make the Loan shall expire.

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

                           If you wish to accept this Commitment, please sign the enclosed copy of this Commitment where indicated and initial each page, showing your acceptance of the terms and conditions of this Commitment, and return the signed copy to the attention of the undersigned. Time is of the essence of this Commitment. 8. Regulatory Compliance: This Commitment is subject to compliance with all applicable laws and regulations.

9.  Governing Law:         This Commitment will become effective upon receipt by
                           Lender, at its main office in Overland Park, Kansas, of a copy of this Commitment signed by Borrower. This
                           Commitment  shall be governed by Missouri  law.  This
                           Commitment supersedes all prior agreements between Borrower and Lender relating to the Loan.

10. Notice:                ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,  EXTEND
                           CREDIT OR TO FORBEAR  FROM  ENFORCING  REPAYMENT OF A
                           DEBT INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT
                           ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND
                           US (LENDER) FROM  MISUNDERSTANDING OR DISAPPOINTMENT,
                           ANY  AGREEMENTS  WE REACH  COVERING  SUCH MATTERS ARE
                           CONTAINED IN THIS WRITING,  WHICH IS THE COMPLETE AND
                           EXCLUSIVE  STATEMENT  OF THE  AGREEMENT  BETWEEN  US,
                           EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


                                        KLT TELECOM, INC.



                                        By:  /s/ Mark R. Schroeder
                                             -----------------------------------
                                             Name:    Mark R. Schroeder
                                             Title:   Vice President


             Accepted this 1st day of February, 2001, by:


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

                                        DIGITAL TELEPORT, INC., a Missouri
                                        corporation




                                        By:   /s/ Gary W. Douglass
                                              ----------------------------
                                              Name:  Gary W. Douglass
                                              Title: Senior Vice President -
                                                     Finance and Administration
                                                     and Chief Financial Officer


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



                                    EXHIBIT A
                         ADDITIONAL TERMS AND CONDITIONS


Following are additional terms and conditions of the Commitment from Lender to Borrower.

1. DOCUMENTATION - Prior to funding under this Commitment, Borrower shall at its sole cost supply Lender with all the following instruments, documents and assurances, as well as any additional instruments, documents and assurances as Lender or its counsel may require. Each document is to be in form and content satisfactory to Lender and its legal counsel.

a. LOAN AGREEMENT. The Loan shall be governed by the terms and conditions of a comprehensive loan agreement prepared by Lender's legal counsel (the "Loan Agreement"), which shall contain such representations, warranties and agreements of Borrower as Lender may require.

b. NOTE. The Loan shall be evidenced by a promissory note or notes.

c. SECURITY DOCUMENTS. The loan shall be secured by a security agreement, financing statements, and such other documents or agreements as Lender or its counsel deem necessary in order to grant Lender a perfected security interest in the Collateral. All loan documents or agreements shall be prepared by Lender's counsel unless otherwise agreed.

d. CERTIFICATE OF TAXES DUE. Borrower shall furnish Lender with a current certificate of taxes due, showing no unpaid taxes or special assessments on the Collateral.

e. OTHER DOCUMENTS. Borrower shall execute such other loan documents as Lender shall require.

2. COST AND EXPENSES - Borrower shall pay for all brokerage, loan fees or other fees, expenses, taxes, costs and charges incurred with respect to the Loan, including but not limited to, recording and filing fees, document registration fees and taxes, intangible taxes and legal fees and expenses of Lender, regardless of whether the Loan does or does not close.

3. OTHER FEES AND COMMISSIONS - Lender shall not be required to pay any premium, tax, or other charge or any brokerage fee or commission or similar compensation in connection with the Loan; by acceptance of this Commitment, Borrower agrees to indemnify and save harmless Lender from any and all liability and claims with respect thereto.

4. CREDIT INVESTIGATION - Borrower acknowledges that all credit information it has supplied to Lender is factual and accurate. Borrower hereby authorizes Lender to review its creditworthiness and agrees to provide reasonable information to Lender for this purpose during the term of this Commitment and after the Loan is closed so long as Borrower owes any obligations to Lender. Borrower hereby agrees to notify Lender of any adverse material change in financial condition of Lender during the term of this Commitment or of any other event or occurrence which might adversely affect the ability of Borrower to

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

repay the Loan contemplated by this Commitment. In the event of any such adverse change or event or occurrence, Lender may terminate this Commitment.

5. ADDITIONAL FINANCING OR SALE OF COLLATERAL - Borrower agrees that during the term of the Loan or any extension thereof, there shall be no sale, transfer, lease, or financing of or other lien against the Collateral, other than that either contemplated by this Commitment or in the ordinary course of Borrower's business, without the prior written consent of Lender. In the event such consent is given, any and all leases, financing, and liens shall be absolutely and unconditionally subordinated to Lender's lien.

6. NO ASSIGNMENT - Neither this Commitment nor any loan proceeds shall be assignable by Borrower without the prior written consent of Lender. Any such assignment without such consent shall be void and shall constitute a default hereunder.

7. RIGHT TO INSPECT - Lender and/or its representative shall have the right to inspect the Collateral and shall have access to all records specifically related to the Collateral. Borrower also agrees to pay all fees for an independent accountant to review the books and records of the Borrower for the benefit of Lender, if so required by Lender.

8. NO PARTNERSHIP - Notwithstanding anything to the contrary herein contained, Lender shall not, by this Commitment or by any action taken pursuant hereto, be deemed a partner or joint venturer with Borrower or agent or principal of Borrower.

9. CONTINUITY OF OWNERSHIP - Borrower shall not cause or permit any change in the ownership of the Collateral or a change in the ownership of the interests (legal or beneficial) in Borrower without the prior written consent of Lender. Borrower will not permit an amendment to its charter or by-laws without the written consent of Lender.

10. AGREEMENT TO INDEMNIFY - Borrower agrees to protect, indemnify, defend and save harmless Lender and its directors, officers, agents and employees from and against any and all liability, expense, or damage of any kind or nature and from any suits, claims or demands, including reasonable legal fees and expenses, on account of any matter or thing, whether in suit or not, arising out of this Commitment or in connection herewith. The obligations under this paragraph shall survive any termination or expiration of this Commitment and the Closing of the Loan and repayment thereof.

11. PERSONAL PROPERTY LIST - Prior to Closing, Borrower shall furnish to Lender an itemized list of all of Borrower's assets, including all fixtures, equipment, furniture, furnishings and other personal property owned by Borrower.

12. EVENTS OF DEFAULT - The occurrence of any one or more of the following shall, at the option of Lender, constitute an event of default hereunder, and Lender reserves the right, upon ten (10) days' notice to Borrower, to cancel this Commitment and terminate its obligations hereunder unless within that ten
(10) day period the default has been cured to Lender's satisfaction: (a) if Borrower shall have failed to observe and perform any of the terms, covenants, promises, and agreements on its part to be observed and performed under this

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

Commitment, or (b) in the event that, prior to Closing, the financial condition of Borrower shall have changed unfavorably in any material degree from the date hereof; or (c) non-occurrence of any condition precedent to Lender's obligation to close the Loan and/or make any disbursement thereunder; or (d) filing by or against Borrower of a petition in bankruptcy or insolvency or for reorganization, or for the appointment of a receiver or trustee, or the making by Borrower of an assignment for the benefit of creditors, or the filing of a petition for arrangement by Borrower or in the event of any similar act or occurrence.

13. ENTIRE AGREEMENT - No change or modification of this Commitment shall be valid unless the same is in writing and signed by the parties hereto. Until Closing of the Loan, this Commitment contains the entire agreement between the parties hereto, and there are no promises, agreements, conditions, undertakings, warranties, and representations, either written or oral, express or implied, between the parties hereto other than as set forth herein. It is expressly understood and agreed that the parties hereto intend this Commitment to be an integration of all prior and contemporaneous promises, agreements, conditions, undertakings, warranties and representations between the parties hereto with regard to the Loan.







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